[PHOTO]

VANGUARD
INSTITUTIONAL
INDEX FUND

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS an addition to our Fund Reports. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics-- sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1


                                  The Markets
                                 In Perspective
                                       3


                                  Performance
                                    Summary
                                       5


                                   Portfolio
                                    Profile
                                       6


                                   Financial
                                   Statements
                                       8


                                   Report Of
                                  Independent
                                  Accountants
                                       19


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan


DEAR SHAREHOLDER,

The U.S. stock market followed its remarkable 1995 performance with another terrific year in 1996, as the Standard & Poor's 500 Composite Stock Price Index advanced +23.0%. Vanguard Institutional Index Fund, designed to track the S&P 500 Index, actually outpaced it by a tiny margin, earning a return that topped those of fully 76% of all general equity mutual funds.

     The following table compares our Fund's twelve-month total return (capital change plus reinvested dividends) with those of the average general equity fund and the S&P 500 Index. Vanguard Institutional Index Fund's return is based on an increase in net asset value from $57.93 per share on December 31, 1995, to $68.86 per share on December 31, 1996, with the latter figure adjusted for dividends totaling $1.36 per share paid from net investment income and distributions totaling $0.99 per share paid from net realized capital gains.

----------------------------------------------------------
                                           TOTAL RETURN
                                            YEAR ENDED
                                         DECEMBER 31, 1996
----------------------------------------------------------
Vanguard Institutional Index Fund             +23.1%
----------------------------------------------------------
Average General Equity Fund                   +19.5%
----------------------------------------------------------
S&P 500 Index                                 +23.0%
----------------------------------------------------------

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the long bond's price down by about -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index rovided positive returns in all but two months (July and December). As usual, not all segments of the equity market performed alike. Through the first five months of 1996, small- and mid-capitalization stocks, especially those in the technology sector, outpaced the large-cap companies. But for the rest of the year, Wall Street's motto seemed to be "bigger is better."

     For the full year, large stocks, particularly the very biggest blue chip issues, provided the highest returns. Mid-cap and small-cap stocks trailed the market's behemoths. This large-cap bias partially explains the strong relative performance of the S&P 500 Index and Vanguard Institutional Index Fund, not only in 1996, but during the prior two years. Both the Index and our Fund, which seeks to match it, are dominated by large-cap stocks. The median stock in the Index had a market capitalization of $24.5 billion at year end versus a median market cap of $1.2 billion for the Wilshire 4500 Equity Index, a proxy for the rest of the U.S. stock market.

     Our success in tracking the S&P 500 Index during 1996 was remarkable, as it has been in each year since our inception in July 1990. Indeed, it is a bit surprising to outpace the Index (by a margin of +0.1%), since the Fund incurs modest operating expenses and transaction costs in handling inflows and outflows of capital. But our expenses are tiny, and our adroit execution of transactions enabled us to more than offset our costs.

LONG-TERM PERFORMANCE OVERVIEW

Index mutual funds--a concept that Vanguard pioneered with the creation of the 500 Portfolio in August 1976--have proven their ability to provide long-term performance superior to that of most traditionally managed funds. The following table shows that Vanguard Institutional Index Fund has an excellent record of tracking the S&P 500 Index, whose return we have almost precisely matched over the Fund's six-and-one-half-year lifespan. The table presents the average annual returns and the growth of hypothetical $10,000,000 investments made in our Fund, the average general equity mutual fund, and the S&P 500 Index since the Fund's inception in mid-1990.



-----------------------------------------------------------------------
                                               TOTAL RETURN
                                      JUL. 31, 1990, TO DEC. 31, 1996
                                      ---------------------------------
                                      AVERAGE          FINAL VALUE OF
                                      ANNUAL           A $10,000,000
                                       RATE          INITIAL INVESTMENT
-----------------------------------------------------------------------
Vanguard Institutional Index Fund     +15.3%              $24,937,000
-----------------------------------------------------------------------
Average General Equity Fund           +14.3%              $23,551,000
-----------------------------------------------------------------------
S&P 500 Index                         +15.3%              $24,979,000
-----------------------------------------------------------------------

     Matching the S&P 500 Index is no small feat for any mutual fund, since the Index is a theoretical construct that does not incur the operating, administrative, or investment advisory expenses that real-world funds do. Our pursuit of this goal is aided immensely by our minuscule expense ratio. Our expenses amounted to 0.06% of assets in 1996--as far as we know, the lowest among all U.S. equity mutual funds--only a fraction of the 1.34% charged by the average general equity fund. It's also worth noting that our tiny expense ratio is far below the ratio for the average institutional index fund (roughly 0.28%), given that this is a business in which cost is the principal differentiator of relative return. In other words, cost matters, especially over the long term.

     We emphasize that future returns from the stock market may be lower than those of the past decade, which by historical standards was an unusually bountiful era for stocks.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many equity fund investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few, relatively brief setbacks--for nearly 15 years.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of the financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN


Chairman of the Board                                     President
January 20, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.


-----------------------------------------------------------------------------------
                                                    AVERAGE ANNUALIZED RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1996
                                             --------------------------------------
                                             1 YEAR         3 YEARS         5 YEARS
-----------------------------------------------------------------------------------
Equity
   S&P 500 Index                               23.0%          19.7%          15.2%
   Russell 2000 Index                          16.5           13.7           15.6
   MSCI-EAFE Index                              6.4            8.6            8.5
-----------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                  3.6%           6.0%           7.0%
   Lehman 10-Year Municipal
     Bond Index                                 4.5            5.3            7.5
   Salomon 90-Day U.S. Treasury Bills           5.3            5.1            4.4
-----------------------------------------------------------------------------------
Other
   Consumer Price Index                         3.3%           2.8%           2.8%
-----------------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PERFORMANCE SUMMARY: INSTITUTIONAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 7/31/90-12/31/96
-----------------------------------------------------
            INSTITUTIONAL INDEX FUND          S&P 500
FISCAL     CAPITAL     INCOME     TOTAL        TOTAL
YEAR        RETURN     RETURN    RETURN       RETURN
-----------------------------------------------------
1990        -7.3%       1.6%      -5.7%        -5.7%
1991        26.4        3.9       30.3         30.5
1992         4.5        3.0        7.5          7.6
1993         7.1        2.9       10.0         10.1
1994        -1.5%       2.8%       1.3%         1.3%
1995        34.4        3.2       37.6         37.6
1996        20.6        2.5       23.1         23.0
-----------------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 7/31/90-12/31/96
--------------------------------------------------------------------------------------------
         Institutional Index Fund        Lipper General Equity   Standard & Poor's 500 Index
1990   07           10000                        10000                       10000
1990   09            8657                         8570                        8653
1990   12            9426                         9206                        9429
1991   03           10791                        10788                       10799
1991   06           10764                        10695                       10774
1991   09           11336                        11475                       11350
1991   12           12286                        12432                       12302
1992   03           11974                        12412                       11991
1992   06           12201                        12092                       12219
1992   09           12581                        12427                       12604
1992   12           13212                        13552                       13239
1993   03           13790                        13998                       13817
1993   06           13852                        14178                       13884
1993   09           14207                        14930                       14243
1993   12           14536                        15257                       14573
1994   03           13983                        14749                       14021
1994   06           14041                        14359                       14080
1994   09           14726                        15189                       14768
1994   12           14727                        14995                       14766
1995   03           16158                        16068                       16204
1995   06           17699                        17468                       17750
1995   09           19109                        19024                       19161
1995   12           20264                        19606                       20314
1996   03           21358                        20714                       21405
1996   06           22311                        21704                       22365
1996   09           23006                        22271                       23057
1996   12           24937                        23551                       24979



------------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED DECEMBER 31, 1996
                                     --------------------------------
                                                             SINCE                 FINAL VALUE OF A
                                     1 YEAR    5 YEARS     INCEPTION            $10,000,000 INVESTMENT
------------------------------------------------------------------------------------------------------
INSTITUTIONAL INDEX FUND              23.06%     15.21%      15.30%                    $24,937,000
AVERAGE GENERAL EQUITY FUND           19.48      13.54       14.28                      23,551,000
S&P 500 INDEX                         22.96      15.22       15.33                      24,979,000
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                            INCEPTION                             --------------------------------
                               DATE       1 YEAR    5 YEARS        CAPITAL       INCOME     TOTAL
--------------------------------------------------------------------------------------------------
Institutional Index Fund      7/31/90     23.06%    15.21%          12.21%      3.09%       15.30%
--------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: INSTITUTIONAL INDEX FUND
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                   INSTITUTIONAL
                      INDEX FUND  S&P 500
-----------------------------------------
Number of Stocks             500      500
Median Market Cap         $24.5B   $24.5B
Price/Earnings Ratio       19.6x    19.6x
Price/Book Ratio            3.4x     3.4x
Yield                       2.0%     2.0%
Return on Equity           19.6%    19.6%
Earnings Growth Rate       13.5%    13.5%
Foreign Holdings            3.7%     3.7%
Turnover Rate                 9%       --
Expense Ratio              0.06%       --
Cash Reserves*              0.7%       --

* Invested in S&P 500 Index futures contracts to simulate investment in stocks.

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]

VOLATILITY MEASURES
-----------------------------------------
                   INSTITUTIONAL
                      INDEX FUND  S&P 500
-----------------------------------------
R-Squared                   1.00     1.00
Beta                        1.00     1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
General Electric Co.                    2.9%
The Coca-Cola Co.                       2.3
Exxon Corp.                             2.1
Intel Corp.                             1.9
Microsoft Corp.                         1.7
Merck & Co., Inc.                       1.7
Philip Morris Cos., Inc.                1.6
Royal Dutch Petroleum Co. ADR           1.6
International Business Machines Corp.   1.4
Procter & Gamble Co.                    1.3
--------------------------------------------
Top Ten                                18.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------
                                                 DECEMBER 31, 1995      DECEMBER 31, 1996
                                                 -------------------------------------------
                                                   INSTITUTIONAL   INSTITUTIONAL
                                                     INDEX FUND     INDEX FUND       S&P 500
--------------------------------------------------------------------------------------------
Basic Materials   . . . . . . . . . . .                 6.5%           6.1%            6.2%
Capital Goods & Construction  . . . . .                 8.2            8.5             8.4
Consumer Cyclical   . . . . . . . . . .                13.2           12.3            12.1
Consumer Staples  . . . . . . . . . . .                12.1           12.2            12.4
Energy  . . . . . . . . . . . . . . . .                 9.5            9.5             9.7
Financial   . . . . . . . . . . . . . .                13.0           14.7            15.0
Health Care   . . . . . . . . . . . . .                10.6           10.2            10.4
Technology  . . . . . . . . . . . . . .                10.5           13.1            12.1
Transport & Services  . . . . . . . . .                 1.6            1.5             1.5
Utilities   . . . . . . . . . . . . . .                12.7            9.9             9.9
Miscellaneous   . . . . . . . . . . . .                 2.1            2.0             2.3
--------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. Cash Reserves. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio. Expense Ratio. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
INSTITUTIONAL INDEX FUND                                    SHARES            (000)
------------------------------------------------------------------------------------
 COMMON STOCKS
------------------------------------------------------------------------------------
      General Electric Co.                               3,304,147     $    326,697
      The Coca-Cola Co.                                  4,993,549          262,785
      Exxon Corp.                                        2,491,912          244,207
      Intel Corp.                                        1,646,704          215,512
 #    Microsoft Corp.                                    2,398,306          198,160
      Merck & Co., Inc.                                  2,419,296          191,729
      Philip Morris Cos., Inc.                           1,634,227          184,055
      Royal Dutch Petroleum Co. ADR                      1,075,961          183,720
      International Business
        Machines Corp.                                   1,038,437          156,804
      Procter & Gamble Co.                               1,368,505          147,114
      AT&T Corp.                                         3,251,283          141,431
      Johnson & Johnson                                  2,672,571          132,960
      Bristol-Myers Squibb Co.                           1,004,813          109,273
      Pfizer, Inc.                                       1,293,709          107,216
      E.I. du Pont de Nemours & Co.                      1,129,963          106,640
      Wal-Mart Stores, Inc.                              4,603,090          105,296
      Hewlett-Packard Co.                                2,040,763          102,548
      American International
        Group, Inc.                                        942,213          101,994
      Citicorp                                             944,041           97,236
      Mobil Corp.                                          790,528           96,642
      The Walt Disney Co.                                1,361,230           94,776
      PepsiCo, Inc.                                      3,128,065           91,496
      GTE Corp.                                          1,929,872           87,809
      Chevron Corp.                                      1,309,476           85,116
      General Motors Corp.                               1,517,037           84,575
      Gillette Co.                                       1,081,680           84,101
 #    Cisco Systems, Inc.                                1,303,024           82,905
      Federal National
        Mortgage Assn.                                   2,191,486           81,633
      Eli Lilly & Co.                                    1,107,544           80,851
      BellSouth Corp.                                    1,993,654           80,494
      Amoco Corp.                                          997,555           80,303
      Abbott Laboratories                                1,558,698           79,104
      Chase Manhattan Corp.                                880,636           78,597
      The Boeing Co.                                       718,920           76,475
      Ford Motor Co.                                     2,378,917           75,828
      American Home
        Products Corp.                                   1,281,451           75,125
      Motorola, Inc.                                     1,190,017           73,037
      BankAmerica Corp.                                    719,990           71,819
      Minnesota Mining &
        Manufacturing Co.                                  838,855           69,520
      Ameritech Corp.                                    1,102,379           66,832
      McDonald's Corp.                                   1,400,011           63,351
      SBC Communications Inc.                            1,216,977           62,978
      Lucent Technologies, Inc.                          1,277,767           59,097
      Travelers Group Inc.                               1,285,188           58,315
      Bell Atlantic Corp.                                  878,209           56,864
      NationsBank Corp.                                    580,053           56,700
      Unilever NV ADR                                      321,249           56,299
      Columbia/HCA
        Healthcare Corp.                                 1,347,330           54,904
 #    Oracle Corp.                                       1,318,968           54,902
      Eastman Kodak Co.                                    676,070           54,255
      Kimberly-Clark Corp.                                 566,975           54,004
      American Express Co.                                 951,037           53,733
      Texaco Inc.                                          530,658           52,071
      Allstate Corp.                                       892,400           51,648
      Wells Fargo & Co.                                    185,663           50,082
      Schlumberger Ltd.                                    494,087           49,347
      Home Depot, Inc.                                     964,016           48,321

------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                            SHARES            (000)
------------------------------------------------------------------------------------
      Chrysler Corp.                                     1,462,328     $     48,257
      Schering-Plough Corp.                                741,130           47,988
      Monsanto Co.                                       1,180,285           45,883
      MCI Communications Corp.                           1,374,355           44,838
      Emerson Electric Co.                                 450,043           43,542
      Time Warner, Inc.                                  1,140,997           42,787
      Atlantic Richfield Co.                               322,813           42,773
      NYNEX Corp.                                          882,956           42,492
      First Union Corp.                                    569,417           42,137
      Warner-Lambert Co.                                   544,188           40,814
      Pharmacia & Upjohn, Inc.                           1,019,764           40,408
 #    Compaq Computer Corp.                                543,467           40,352
      Anheuser-Busch Cos., Inc.                          1,001,981           40,079
      Federal Home Loan
        Mortgage Corp.                                     358,947           39,529
      Dow Chemical Co.                                     490,326           38,429
      AlliedSignal Inc.                                    567,591           38,028
      Campbell Soup Co.                                    468,971           37,635
      Banc One Corp.                                       857,426           36,869
      J.P. Morgan & Co., Inc.                              374,050           36,517
      Computer Associates
        International, Inc.                                732,095           36,422
      Sears, Roebuck & Co.                                 785,708           36,241
      Sara Lee Corp.                                       970,727           36,160
      Lockheed Martin Corp.                                386,693           35,382
      Nike, Inc. Class B                                   578,087           34,541
      Sprint Corp.                                         863,931           34,449
      First Chicago NBD Corp.                              640,008           34,400
      Xerox Corp.                                          651,194           34,269
      First Data Corp.                                     898,467           32,794
      Medtronic, Inc.                                      480,859           32,698
      Norwest Corp.                                        743,200           32,329
      United Technologies Corp.                            486,680           32,121
      Northern Telecom Ltd.                                518,641           32,091
      WMX Technologies Inc.                                977,430           31,889
      Pacific Telesis Group                                859,410           31,583
      U S WEST
        Communications Group                               958,618           30,915
      Southern Co.                                       1,351,677           30,582
      Union Pacific Corp.                                  491,244           29,536
      The Seagram Co. Ltd.                                 748,880           29,019
      Caterpillar, Inc.                                    384,378           28,924
 #    Amgen, Inc.                                          530,824           28,864
      Kellogg Co.                                          422,896           27,753
      McDonnell Douglas Corp.                              429,575           27,493
      Colgate-Palmolive Co.                                294,904           27,205
      Merrill Lynch & Co., Inc.                            330,287           26,918
      Rockwell International Corp.                         438,217           26,676
      The Bank of New York Co., Inc.                       787,188           26,568
      Burlington Northern
        Santa Fe Corp.                                     307,032           26,520
      H.J. Heinz Co.                                       738,173           26,390
      Fleet Financial Group, Inc.                          526,294           26,249
      General Re Corp.                                     165,627           26,128
      PNC Bank Corp.                                       684,325           25,748
 #    3 Com Corp.                                          348,759           25,547
 #    AirTouch Communications, Inc.                      1,006,281           25,409
      Automatic Data Processing, Inc.                      582,564           24,977
      Westinghouse Electric Corp.                        1,229,344           24,433
      International Paper Co.                              602,391           24,322
      Texas Instruments, Inc.                              381,127           24,297
      Aetna Inc.                                           302,363           24,189
 #    Viacom International Inc.
        Class B                                            691,894           24,130
      ConAgra, Inc.                                        483,311           24,045
      Archer-Daniels-Midland Co.                         1,091,720           24,018
      May Department Stores Co.                            505,556           23,635
      KeyCorp                                              463,055           23,384
      Phillips Petroleum Co.                               528,034           23,366
 #    U S WEST Media Group                               1,255,259           23,222
 #    WorldCom, Inc.                                       892,570           23,207
      CoreStates Financial Corp.                           446,726           23,174
      Raytheon Co.                                         472,902           22,758
      J.C. Penney Co., Inc.                                462,574           22,550
      Baxter International, Inc.                           547,706           22,456
      CPC International, Inc.                              288,102           22,328
      Aluminum Co. of America                              347,716           22,167
      SunTrust Banks, Inc.                                 446,986           22,014
      Enron Corp.                                          510,024           21,995
      Norfolk Southern Corp.                               250,706           21,937
      Dean Witter Discover & Co.                           329,574           21,834
      Loews Corp.                                          230,446           21,720
 #    Boston Scientific Corp.                              356,575           21,395
      Corning, Inc.                                        461,461           21,343
      Gannett Co., Inc.                                    282,745           21,171
      Deere & Co.                                          517,676           21,031
      PPG Industries, Inc.                                 372,756           20,921
      CIGNA Corp.                                          151,217           20,660
      Barrick Gold Corp.                                   716,050           20,586
      Unocal Corp.                                         501,864           20,388
      Boatmen's Bancshares, Inc.                           313,062           20,153
      General Mills, Inc.                                  316,894           20,083
      National City Corp.                                  444,523           19,948
      Illinois Tool Works, Inc.                            248,258           19,830
      Bank of Boston Corp.                                 308,297           19,808
      Walgreen Co.                                         493,624           19,745
 #    Seagate Technology                                   490,191           19,363
 #    Dell Computer                                        361,301           19,194
 #    Sun Microsystems, Inc.                               736,245           18,866
      Weyerhaeuser Co.                                     397,478           18,831
 #    CUC International, Inc.                              788,948           18,738
      The Chubb Corp.                                      348,538           18,734
      Wachovia Corp.                                       331,150           18,710
      Duke Power Co.                                       404,130           18,691
      MBNA Corp.                                           446,309           18,522
      First Bank System, Inc.                              269,786           18,413
      Mellon Bank Corp.                                    259,286           18,409
      CSX Corp.                                            434,589           18,361
      Texas Utilities Co.                                  450,319           18,351
      Albertson's, Inc.                                    505,114           17,995
      Household International, Inc.                        194,055           17,902
      Morgan Stanley Group, Inc.                           305,366           17,444
      Pacific Gas & Electric Co.                           826,129           17,349
      Edison International                                 871,463           17,320
 #    Tele-Communications, Inc.
        Class A                                          1,330,906           17,302
      The Gap, Inc.                                        569,992           17,171
      Dayton-Hudson Corp.                                  434,334           17,048
      American Brands, Inc.                                341,009           16,923
      AMP, Inc.                                            440,039           16,887
      FPL Group, Inc.                                      366,484           16,858
      Honeywell, Inc.                                      253,496           16,667

------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
INSTITUTIONAL INDEX FUND                                    SHARES            (000)
------------------------------------------------------------------------------------
      American General Corp.                               407,421      $    16,653
      Tyco International Ltd.                              314,106           16,608
      United Healthcare Corp.                              368,651           16,589
 #    Toys R Us, Inc.                                      549,669           16,490
      Pitney Bowes, Inc.                                   297,335           16,205
      Barnett Banks, Inc.                                  391,073           16,083
      Conrail, Inc.                                        161,302           16,070
 #    AMR Corp.                                            182,313           16,066
      The Goodyear Tire & Rubber Co.                       311,372           15,997
      ITT Hartford Group, Inc.                             235,429           15,891
      Textron, Inc.                                        165,613           15,609
      Ralston-Ralston Purina Group                         212,271           15,575
      Tenneco, Inc.                                        342,490           15,455
      Air Products & Chemicals, Inc.                       223,552           15,453
      American Electric Power Co., Inc.                    375,505           15,443
 #    EMC Corp.                                            466,152           15,441
 #    HFS Inc.                                             258,088           15,421
      Occidental Petroleum Corp.                           659,114           15,407
      Alcan Aluminium Ltd.                                 453,527           15,250
      Avon Products, Inc.                                  266,223           15,208
      Mattel, Inc.                                         544,918           15,121
      Halliburton Co.                                      250,894           15,116
      Marsh & McLennan Cos., Inc.                          143,917           14,967
      Union Pacific Resources
        Group, Inc.                                        500,376           14,636
      Praxair, Inc.                                        313,584           14,464
 #    Federated Department Stores                          416,483           14,212
      Marriott International                               256,673           14,181
      Bankers Trust New York Corp.                         163,970           14,142
      Crown Cork & Seal Co., Inc.                          257,107           13,980
      Dominion Resources, Inc.                             361,053           13,901
      U.S. Bancorp                                         307,773           13,811
      Consolidated Edison Co. of
        New York, Inc.                                     470,834           13,772
      USX-Marathon Group                                   576,232           13,758
      PanEnergy Corp.                                      302,806           13,626
 #    Tellabs, Inc.                                        359,409           13,523
      Aon Corp.                                            216,994           13,481
      Alco Standard Corp.                                  261,025           13,475
      Hershey Foods Corp.                                  307,868           13,469
      Public Service Enterprise
        Group Inc.                                         492,203           13,413
      Fifth Third Bancorp                                  212,368           13,326
      Service Corp. International                          472,338           13,225
      Georgia-Pacific Corp.                                183,157           13,187
      Wrigley, (Wm.) Jr. Co.                               232,748           13,092
 #    Applied Materials, Inc.                              360,232           12,923
      Hilton Hotels Corp.                                  492,552           12,868
      Entergy Corp.                                        462,756           12,841
      TRW, Inc.                                            257,042           12,724
      Burlington Resources, Inc.                           249,893           12,588
 #    Computer Sciences Corp.                              152,239           12,503
 #    MFS Communications Co., Inc.                         230,300           12,494
      Lowe's Cos., Inc.                                    346,372           12,296
      Micron Technology Inc.                               418,627           12,193
      PacifiCorp                                           590,668           12,109
      UST Inc.                                             373,371           12,088
      American Stores Co.                                  291,948           11,933
      ALLTEL Corp.                                         379,816           11,917
      Sysco Corp.                                          364,514           11,892
      Williams Cos., Inc.                                  314,558           11,796
 #    The Kroger Co.                                       252,733           11,752
      Unicom Corp.                                         432,164           11,722
      Morton International, Inc.                           285,556           11,636
      Masco Corp.                                          321,587           11,577
      Pioneer Hi Bred International                        164,974           11,548
      Dover Corp.                                          226,552           11,384
      Cognizant Corp.                                      342,672           11,308
 #    Digital Equipment Corp.                              310,427           11,292
      Comerica, Inc.                                       215,395           11,281
      PECO Energy Corp.                                    446,030           11,262
      Browning-Ferris Industries, Inc.                     425,946           11,181
      Dresser Industries, Inc.                             360,369           11,171
      Carolina Power & Light Co.                           303,509           11,078
      Lincoln National Corp.                               209,043           10,975
      Central & South West Corp.                           422,690           10,831
      Becton, Dickinson & Co.                              249,504           10,822
      Amerada Hess Corp.                                   186,700           10,805
      Eaton Corp.                                          154,463           10,774
      Inco Ltd.                                            337,172           10,747
      Genuine Parts Co.                                    241,289           10,737
      Union Carbide Corp.                                  260,784           10,660
      Rohm & Haas Co.                                      130,409           10,645
      Houston Industries, Inc.                             470,213           10,639
      Green Tree Financial Corp.                           275,312           10,634
      Delta Air Lines, Inc.                                149,646           10,606
      UNUM Corp.                                           146,524           10,586
      CINergy Corp.                                        315,793           10,540
      Fluor Corp.                                          167,716           10,524
      Consolidated Natural Gas Co.                         190,071           10,501
      TransAmerica Corp.                                   132,730           10,486
      Placer Dome, Inc.                                    479,700           10,433
 #    Cabletron Systems, Inc.                              312,940           10,405
      The Clorox Co.                                       103,488           10,388
      The Quaker Oats Co.                                  272,293           10,381
      Coastal Corp.                                        211,041           10,315
      Salomon, Inc.                                        218,618           10,302
 #    Federal Express Corp.                                228,368           10,162
 #    ITT Corp.                                            233,225           10,116
 #    Kmart Corp.                                          969,890           10,063
      Newell Co.                                           318,074           10,019
      Baker Hughes, Inc.                                   289,907           10,002
      International Flavors &
        Fragrances, Inc.                                   221,889            9,985
      The Limited, Inc.                                    543,176            9,981
      SAFECO Corp.                                         252,613            9,915
 #    Price/Costco Inc.                                    394,120            9,902
      Times Mirror Co. Class A                             198,194            9,860
      St. Paul Cos., Inc.                                  167,960            9,847
      Rite Aid Corp.                                       246,098            9,782
      Ingersoll-Rand Co.                                   219,393            9,763
      Tribune Co.                                          123,404            9,733
      R.R. Donnelley & Sons Co.                            308,685            9,685
      Providian Corp.                                      188,088            9,663
      Sherwin-Williams Co.                                 172,038            9,634
      Northrop Grumman Corp.                               115,854            9,587
      Winn Dixie Stores, Inc.                              302,762            9,575
 #    Tenet Healthcare Corp.                               434,980            9,515
      Freeport-McMoRan Copper &
        Gold Inc. Class B                                  315,719            9,432
      DTE Energy Co.                                       290,862            9,417
      W.R. Grace & Co.                                     178,610            9,243

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
------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                            SHARES            (000)
------------------------------------------------------------------------------------
      The McGraw-Hill Cos.                                 199,446            9,199
      Cooper Industries, Inc.                              216,559            9,123
      Republic New York Corp.                              110,433            9,014
      MGIC Investment Corp.                                118,126            8,978
      Nucor Corp.                                          175,754            8,963
 #    Silicon Graphics, Inc.                               350,547            8,939
      Newmont Mining Corp.                                 199,366            8,922
      General Dynamics Corp.                               126,421            8,913
      Sonat, Inc.                                          172,792            8,899
      Hercules, Inc.                                       205,134            8,872
      Phelps Dodge Corp.                                   131,101            8,849
      CVS Corp.                                            211,985            8,771
      MBIA, Inc.                                            86,614            8,770
      VF Corp.                                             127,753            8,623
      Eastman Chemical                                     156,009            8,620
      W.W. Grainger, Inc.                                  106,273            8,528
      Guidant Corp.                                        149,595            8,527
      Champion International Corp.                         191,583            8,286
      GPU Inc.                                             241,814            8,131
      The Dun & Bradstreet Corp.                           341,430            8,109
 #    Bay Networks Inc.                                    388,411            8,108
      Jefferson-Pilot Corp.                                142,739            8,083
      Allegheny Teledyne Inc.                              349,461            8,038
      Case Corp.                                           147,117            8,018
      Great Western Financial Corp.                        276,143            8,008
      Baltimore Gas & Electric Co.                         295,926            7,916
      Union Electric Co.                                   204,837            7,886
      Comcast Corp. Class A Special                        435,593            7,732
      Willamette Industries, Inc.                          110,995            7,714
      Interpublic Group of Cos., Inc.                      162,270            7,708
 #    Western Atlas Inc.                                   107,269            7,603
      Reynolds Metals Co.                                  133,871            7,547
      PP&L Resources Inc.                                  325,217            7,480
      Knight-Ridder, Inc.                                  193,593            7,405
      Avery Dennison Corp.                                 209,314            7,404
      New York Times Co. Class A                           194,828            7,403
      TJX Cos., Inc.                                       155,731            7,378
      Torchmark Corp.                                      144,298            7,287
      Golden West Financial Corp.                          114,945            7,256
      Laidlaw Inc. Class B                                 629,382            7,238
      Raychem Corp.                                         89,628            7,181
      Kerr-McGee Corp.                                      98,628            7,101
 #    Advanced Micro Devices, Inc.                         273,985            7,055
      Columbia Gas Systems, Inc.                           110,687            7,042
      Dillard Department Stores
        Class A                                            227,701            7,030
      H.F. Ahmanson & Co.                                  214,951            6,986
      Ohio Edison Co.                                      305,835            6,958
      Whirlpool Corp.                                      149,095            6,952
 #    St. Jude Medical, Inc.                               162,332            6,919
 #    LSI Logic Corp.                                      258,074            6,903
      Johnson Controls, Inc.                                83,013            6,880
      Rubbermaid, Inc.                                     300,215            6,830
      Beneficial Corp.                                     107,651            6,822
      Harcourt General, Inc.                               147,411            6,799
 #    National Semiconductor Corp.                         277,701            6,769
      Hasbro, Inc.                                         172,897            6,721
      Union Camp Corp.                                     140,307            6,700
      Tupperware Corp.                                     124,833            6,694
      Dana Corp.                                           204,037            6,657
      Dow Jones & Co., Inc.                                193,858            6,567
 #    Novell, Inc.                                         694,877            6,558
      Mallinckrodt Inc.                                    148,284            6,543
      Southwest Airlines Co.                               290,690            6,432
 #    Andrew Corp.                                         120,945            6,410
      Northern States Power Co.                            138,347            6,347
      Brown-Forman Corp. Class B                           138,293            6,327
      Sigma Aldrich Corp.                                  100,297            6,256
 #    Humana, Inc.                                         326,017            6,235
      The Mead Corp.                                       104,883            6,096
      H & R Block, Inc.                                    208,443            6,045
      Temple-Inland Inc.                                   111,153            6,016
 #    General Instrument Corp.                             274,658            5,939
      Great Lakes Chemical Corp.                           126,889            5,932
      Circuit City Stores, Inc.                            196,201            5,911
      Pall Corp.                                           230,604            5,880
      Westvaco Corp.                                       204,300            5,874
 #    Woolworth Corp.                                      267,709            5,856
 #    Fruit of the Loom, Inc.                              154,203            5,840
      ITT Industries, Inc.                                 236,696            5,799
      Parker Hannifin Corp.                                149,138            5,779
      Nordstrom, Inc.                                      162,632            5,753
      Armstrong World Industries Inc.                       82,711            5,748
      James River Corp.                                    172,620            5,718
 #    Thermo Electron Corp.                                138,600            5,717
      Liz Claiborne, Inc.                                  147,432            5,695
      Ashland Inc.                                         129,021            5,661
 #    Ceridian Corp.                                       138,317            5,602
      Engelhard Corp.                                      288,367            5,515
      Deluxe Corp.                                         165,616            5,424
      Harris Corp.                                          78,204            5,367
      Wendy's International, Inc.                          259,396            5,318
      USX-U.S. Steel Group                                 169,323            5,313
      Black & Decker Corp.                                 175,966            5,301
      Paccar, Inc.                                          77,988            5,284
      Pennzoil Co.                                          93,453            5,280
      Tandy Corp.                                          119,264            5,248
 #    FMC Corp.                                             74,364            5,215
 #    Oryx Energy Co.                                      210,170            5,202
      Pacific Enterprises                                  170,583            5,181
 #    Apple Computer, Inc.                                 249,551            5,178
      Perkin-Elmer Corp.                                    87,000            5,122
      United States Surgical Corp.                         125,999            4,961
      USF&G Corp.                                          236,460            4,936
      Frontier Corp.                                       217,300            4,916
      Nalco Chemical Co.                                   135,074            4,880
      Ecolab, Inc.                                         129,603            4,876
      The Stanley Works                                    178,377            4,816
      Whitman Corp.                                        210,308            4,811
 #    AutoZone, Inc.                                       174,800            4,807
      Harnischfeger Industries Inc.                         98,562            4,743
      Brunswick Corp.                                      197,522            4,741
      Thomas & Betts Corp.                                 106,561            4,729
      Reebok International Ltd.                            112,062            4,707
      Allergan, Inc.                                       131,804            4,696
      Ryder System, Inc.                                   164,272            4,620
      Louisiana-Pacific Corp.                              218,254            4,611
      Owens Corning                                        103,385            4,407
 #    ALZA Corp.                                           169,747            4,392
      Cyprus Amax Minerals Co.                             187,033            4,372
      The BF Goodrich Co.                                  107,855            4,368
      Snap-On Inc.                                         122,262            4,356

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
------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
INSTITUTIONAL INDEX FUND                                    SHARES            (000)
------------------------------------------------------------------------------------
      General Signal Corp.                                 100,100       $    4,279
      American Greetings Corp.
        Class A                                            150,285            4,264
      NorAm Energy Corp.                                   275,674            4,238
 #    DSC Communications Corp.                             235,446            4,209
      Homestake Mining Co.                                 294,439            4,196
      Giant Food, Inc. Class A                             120,133            4,145
 #    Harrah's Entertainment, Inc.                         206,567            4,106
      Moore Corp. Ltd.                                     200,467            4,085
      Santa Fe Pacific Gold Corp.                          264,423            4,066
      Maytag Corp.                                         202,915            4,008
      Bausch & Lomb, Inc.                                  113,964            3,989
      Polaroid Corp.                                        91,082            3,962
      Echlin, Inc.                                         124,158            3,927
 #    Rowan Cos., Inc.                                     171,672            3,884
      Bemis Co., Inc.                                      104,945            3,870
      Pep Boys (Manny, Moe & Jack)                         125,566            3,861
      Comcast Corp. Class A                                218,396            3,849
      SuperValu Inc.                                       135,403            3,842
      Louisiana Land & Exploration Co.                      68,726            3,685
      Mercantile Stores Co., Inc.                           74,018            3,655
      Cummins Engine Co., Inc.                              79,317            3,649
      Millipore Corp.                                       86,889            3,595
      Sun Co., Inc.                                        147,071            3,585
      NICOR, Inc.                                           99,886            3,571
      National Service Industries, Inc.                     95,498            3,569
      Biomet, Inc.                                         232,355            3,514
      Manor Care Inc.                                      126,417            3,413
      Tektronix, Inc.                                       65,947            3,380
      Cooper Tire & Rubber Co.                             167,692            3,312
      Worthington Industries, Inc.                         182,454            3,307
 #    Tandem Computers, Inc.                               237,510            3,266
      ENSERCH Corp.                                        139,648            3,212
      C.R. Bard, Inc.                                      114,038            3,193
      Battle Mountain Gold Co.
        Class A                                            451,657            3,105
      Boise Cascade Corp.                                   97,324            3,090
      Foster Wheeler Corp.                                  81,638            3,031
 #    USAir Group, Inc.                                    129,157            3,019
      Stone Container Corp.                                199,651            2,970
 #    Amdahl Corp.                                         242,887            2,945
      The Timkin Co.                                        62,966            2,889
 #    Niagara Mohawk Power Corp.                           290,385            2,868
      Meredith Corp.                                        53,759            2,836
 #    King World Productions, Inc.                          75,227            2,774
      Darden Restaurants Inc.                              315,736            2,763
      Alberto-Culver Co. Class B                            55,934            2,685
      Crane Co.                                             92,465            2,681
      Helmerich & Payne, Inc.                               49,918            2,602
      Autodesk, Inc.                                        91,993            2,576
      Briggs & Stratton Corp.                               58,065            2,555
 #    Beverly Enterprises Inc.                             199,297            2,541
 #    Santa Fe Energy Resources, Inc.                      181,456            2,518
      Potlatch Corp.                                        57,753            2,483
      Great Atlantic & Pacific
        Tea Co., Inc.                                       76,988            2,454
      Peoples Energy Corp.                                  70,031            2,372
 #    Unisys Corp.                                         350,393            2,365
      Shared Medical Systems Corp.                          47,457            2,331
      Scientific-Atlanta, Inc.                             154,594            2,319
      USLIFE Corp.                                          68,849            2,289
      Russell Corp.                                         76,693            2,282
      Centex Corp.                                          57,119            2,149
      ASARCO, Inc.                                          85,796            2,134
      Trinova Corp.                                         56,903            2,070
      John H. Harland Co.                                   61,895            2,043
      Freeport-McMoRan Copper &
        Gold Inc. Class A                                   72,417            2,037
 #    Bethlehem Steel Corp.                                224,062            2,017
      Inland Steel Industries, Inc.                         98,710            1,974
      Fleetwood Enterprises, Inc.                           71,190            1,958
      Longs Drug Stores, Inc.                               39,333            1,932
      EG & G, Inc.                                          95,067            1,913
      Safety-Kleen Corp.                                   116,811            1,913
      Echo Bay Mines Ltd.                                  278,594            1,846
      McDermott International, Inc.                        110,171            1,832
      Cincinnati Milacron, Inc.                             79,623            1,742
      Springs Industries Inc. Class A                       40,380            1,736
      Jostens Inc.                                          77,736            1,642
      ONEOK, Inc.                                           54,713            1,641
      Duracell International, Inc.                          23,400            1,635
      Ball Corp.                                            61,239            1,592
      Alexander & Alexander
        Services, Inc.                                      90,752            1,577
      Caliber System Inc.                                   78,662            1,514
      Pulte Corp.                                           48,539            1,493
      Adolph Coors Co. Class B                              76,167            1,447
      Eastern Enterprises                                   40,874            1,446
 #    Navistar International Corp.                         149,589            1,365
      Fleming Cos., Inc.                                    76,098            1,313
 #    Data General Corp.                                    78,914            1,144
 #    TCI Satellite Entertainment, Inc.
        Class A                                            111,736            1,103
 #    Charming Shoppes, Inc.                               211,190            1,056
 #    Newport News Shipbuilding Inc.                        67,388            1,011
      Kaufman & Broad Home Corp.                            78,253            1,008
      Stride Rite Corp.                                    100,056            1,001
 #    Intergraph Corp.                                      96,027              984
      Giddings & Lewis, Inc.                                71,004              914
 #    Armco, Inc.                                          215,066              887
      NACCO Industries, Inc. Class A                        16,453              880
 #    Viacom International Inc. Class A                     18,015              622
 #    Infinity Broadcasting Corp.                           16,450              553
      Consolidated Freightways, Inc.                        21,460              477
 #    Ryan's Family Steak Houses, Inc.                      35,364              243
 #    Consolidated Freightways Corp.                        27,230              242
      Martin Marietta Materials, Inc.                        1,900               44
 #    Shoney's Inc.                                          4,710               33
 #    Fresenius Medical Care AG Pfd.
        Class D                                            114,209               15
      El Paso Natural Gas                                      200               10
------------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (99.3%)(1)
      (COST $8,274,753)                                                  11,348,184
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                              FACE           MARKET
                                                            AMOUNT           VALUE*
                                                             (000)            (000)
------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)
------------------------------------------------------------------------------------
COMMERCIAL PAPER
      Warner Lambert
        6.552%, 1/2/97                                    $109,691    $     109,671
U.S. TREASURY BILL--Note D
        5.17%, 1/9/97                                        3,500            3,497
------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
      (COST $113,167)                                                       113,168
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
      (COST $8,387,920)                                                  11,461,352
------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
      Other Assets                                                          119,249
      Liabilities                                                          (154,186)
                                                                       -------------

                                                                            (34,937)
------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------
Applicable to 165,941,618 outstanding
      shares of beneficial interest
      (unlimited authorization)                                         $11,426,415
====================================================================================

NET ASSET VALUE PER SHARE                                                    $68.86
====================================================================================

 *See Note A in Notes To Financial Statements.
 # Non-Income Producing Security.
(1)The combined market value of common stocks and S&P 500 Index futures contracts represents 100.0% of net assets.
 ADR--American Depository Receipt.

------------------------------------------------------------------------------------
                                                            AMOUNT              PER
                                                             (000)            SHARE
------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------
Paid in Capital                                      $   8,317,094          $ 50.12
Undistributed Net
  Investment Income                                         10,130              .06
Accumulated Net
  Realized Gains                                            26,442              .16
Unrealized Appreciation
  (Depreciation)--Note D
  Investment Securities                                  3,073,432            18.52
  Futures Contracts                                           (683)              --
------------------------------------------------------------------------------------
NET ASSETS                                             $11,426,415           $68.86
====================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                             INSTITUTIONAL INDEX FUND
                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                              $   199,857
   Interest                                                                     1,047
                                                                          ------------
      Total Income                                                            200,904
                                                                          ------------
EXPENSES
   The Vanguard Group--Note B                                                   5,581
                                                                          ------------
      Total Expenses                                                            5,581
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         195,323
--------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                 159,072
   Futures Contracts                                                           10,526
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             169,598
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                    1,528,700
   Futures Contracts                                                             (497)
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            1,528,203
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $1,893,124
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------
                                                            INSTITUTIONAL INDEX FUND
                                                             YEAR ENDED DECEMBER 31,
                                                          ----------------------------
                                                                   1996          1995
                                                                  (000)         (000)
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $  195,323   $   119,105
   Realized Net Gain                                            169,598        44,866
   Change in Unrealized Appreciation (Depreciation)           1,528,203     1,311,863
                                                          ----------------------------
      Net Increase in Net Assets Resulting from Operations    1,893,124     1,475,834
                                                          ----------------------------
DISTRIBUTIONS
   Net Investment Income                                       (204,455)     (126,041)
   Realized Capital Gain                                       (154,705)      (17,546)
                                                          ----------------------------
      Total Distributions                                      (359,160)     (143,587)
                                                          ----------------------------
NET EQUALIZATION CREDITS--Note A                                 14,428         9,730
                                                          ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                     4,539,900     2,536,571
   Issued in Lieu of Cash Distributions                         325,871       128,566
   Redeemed                                                  (1,662,138)     (597,879)
                                                          ----------------------------
      Net Increase from Capital Share Transactions            3,203,633     2,067,258
--------------------------------------------------------------------------------------
   Total Increase                                             4,752,025     3,409,235
--------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                          6,674,390     3,265,155
   End of Year                                              $11,426,415    $6,674,390
======================================================================================

(1) Shares Issued (Redeemed)
   Issued                                                        71,930        48,924
   Issued in Lieu of Cash Distributions                           4,831         2,354
   Redeemed                                                     (26,039)      (11,612)
                                                          ----------------------------
      Net Increase in Shares Outstanding                         50,722        39,666
======================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------
                                                                          INSTITUTIONAL INDEX FUND
                                                                          YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1996        1995      1994      1993       1992
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $57.93      $43.22    $44.20    $41.45      $39.91
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      1.38        1.28      1.23      1.20       1.17
   Net Realized and Unrealized Gain (Loss) on Investments    11.90       14.86      (.66)     2.92       1.79
                                                          ----------------------------------------------------
      Total from Investment Operations                       13.28       16.14       .57      4.12       2.96
                                                          ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                      (1.36)      (1.27)    (1.21)    (1.19)     (1.17)
   Distributions from Realized Capital Gains                  (.99)       (.16)     (.34)     (.18)      (.25)
                                                          ----------------------------------------------------
      Total Distributions                                    (2.35)      (1.43)    (1.55)    (1.37)     (1.42)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $68.86      $57.93    $43.22    $44.20     $41.45
==============================================================================================================

TOTAL RETURN                                                23.06%      37.60%     1.31%    10.02%      7.54%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                      $11,426      $6,674    $3,265    $3,103     $1,525
   Ratio of Total Expenses to Average Net Assets             0.06%       0.06%     0.07%     0.07%      0.07%
   Ratio of Net Investment Income to Average Net Assets      2.18%       2.49%     2.80%     2.72%      2.94%
   Portfolio Turnover Rate                                      9%         4%*      23%*       4%*        9%*
   Average Commission Rate Paid                             $.0167         N/A       N/A       N/A        N/A
--------------------------------------------------------------------------------------------------------------

*Portfolio turnover rates excluding in-kind redemptions were 4%, 19%, 3%, and 6%, respectively.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired more than 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

    4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the Fund. For the year ended December 31, 1996, the fee for such services represented an effective annual rate of 0.06% of average net assets. The Fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1996, the Fund purchased $3,826,258,000 of investment securities and sold $818,965,000 of investment securities, other than temporary cash investments.

D. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,073,432,000, consisting of unrealized gains of $3,166,594,000 on securities that had risen in value since their purchase and $93,162,000 in unrealized losses on securities that had fallen in value since their purchase.

    At December 31, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring in March 1997, the unrealized depreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $82,267,000, $683,000, and $3,497,000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Institutional Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD INSTITUTIONAL INDEX FUND

  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $160,374,000 as capital gain dividends (from net long-term capital gains), of which $143,800,000 was distributed to shareholders in December 1996 and $16,574,000 will be distributed in March 1997.

       For corporate shareholders, 94.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482
Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q940-12/96